Summary Prospectus and Prospectus Supplement American Century® Low Volatility ETF

Supplement dated March 25, 2023 ■ Summary Prospectus and Prospectus dated January 1, 2023

The changes below will be effective as of March 31, 2023.

The following replaces the entry for Steven Rossi in the Portfolio Managers section in the summary prospectus and on page 4 of the prospectus:

Yulin Long, CFA, Vice President, Portfolio Manager and Head of Quantitative Research, has been a member of the team that manages the fund since its inception.

The following replaces the entry for Steven Rossi in The Fund Management Team section on page 7 in the prospectus:

Yulin Long
Dr. Long, Vice President, Portfolio Manager and Head of Quantitative Research, has been a member of the team that manages the fund since its inception. She joined American Century in 2005 as a quantitative analyst, became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, an M.Phil. in accounting from Hong Kong University of Science and Technology, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.

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